Graubard Miller The Chrysler Building 405 Lexington Avenue New York, N.Y. 10174-1901 (212) 818-8800
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March 20, 2007

Mr. John Reynolds

Assistant Director

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Ithaka Acquisition Corp. Preliminary Proxy Statement Filed January 16, 2007 File No. 000-51362

Dear Mr. Reynolds:

On behalf of Ithaka Acquisition Corp. (the “Company” or “Ithaka”), we respond as follows to the Staff’s comment letter dated March 5, 2007 to the above-captioned Preliminary Proxy Statement. Page references in our responses correspond to the proxy statement, a copy of which has been marked to note the changes from the prior filing made on January 16, 2007. We are also delivering three courtesy copies of such marked proxy statement to Mr. John Zitko, together with the supplemental materials identified in this letter. Please note that, for the Staff’s convenience, we have recited each of the Staff’s comments and provided the Company’s response to each comment immediately thereafter.

General

1.	We note the amended requirement for investors to provide their certificates to the transfer agent prior to the meeting and vote. Please provide clear disclosure throughout the proxy statement regarding this additional step and explain the process for complying with this step. In addition, explain the reason for requiring this before the meeting, when there is no guarantee that conversion will occur, and explain the basis for making this a requirement of conversion. Clarify the amount of time that will be provided between the mailing of the proxy and the date when the shares must be tendered for conversion rights. Please provide a detailed discussion of the risks to investors as a result of this change in the conversion terms. We may have further comment.

Mr. John Reynolds

March 20, 2007

The proxy statement now clearly details the steps necessary for the Company’s stockholders to exercise conversion rights. We believe that these mechanics do not conflict in any way with the description of conversion rights in the Form S-1 for Ithaka’s IPO. Rather, the conversion mechanics in the proxy statement simply provide additional detail on how to elect conversion.

The “Questions and Answers about the Proposals” and “Conversion” sections of the proxy statement provide the following clear instructions: “If you wish to exercise your conversion rights, you must (i) vote against the merger proposal, (ii) demand that Ithaka convert your shares into cash and (iii) tender your certificate to Ithaka’s transfer agent prior to the meeting.” We have also added disclosure that, in lieu of tendering a stock certificate, a converting holder may deliver his shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. We also disclose that all questions regarding conversion be directed to Ithaka’s transfer agent, with a specific individual named as the contact person.

Supplementally, it is important to note that, in our experience, the previous method of seeking conversion rights provided for the potential for abuse by stockholders. Under the previous method, in order to perfect conversion rights, a holder could simply vote no against a proposed business combination and check a box on the proxy card indicating such holder was seeking to convert. After the business combination was approved, the company would contact such stockholder to arrange for him to deliver his certificate to verify ownership. As a result, the stockholder then had an “option window” after the consummation of the business combination during which he could monitor the price of the stock in the market. If the price rose above the conversion price, he could sell his shares in the open market before actually delivering his shares to the company for cancellation. Thus, the conversion right, to which stockholders were aware they needed to commit before the stockholder meeting, would become a “put” right surviving past the consummation of the business combination until the converting holder delivered his certificate. The requirement for physical or electronic delivery prior to the meeting ensures that a converting holder’s election to convert is irrevocable once the business combination is approved and is consistent with the conversion principles discussed in Ithaka’s IPO prospectus.

We do not believe these conversion procedures harm stockholders or present any risks. Stockholders need only tender their certificates (either physically or electronically) by the meeting date – they are not required to deliver it well in advance of the meeting. Delivery can be accomplished within a matter of hours. Furthermore, if a stockholder delivered his certificate for conversion and subsequently decided prior to the meeting not to elect conversion, he may simply request that the transfer agent return the certificate (physically or electronically). We have added disclosure to explain this in the proxy statement.

2.	We note that these additional steps to conversion were not set forth in the Form S-1. Please explain how these additional steps to conversion are consistent with the disclosure set forth in the Form S-1. If you conclude that they are not, please disclose the potential consequences, including any liabilities, to the company and its stockholders.

Mr. John Reynolds

March 20, 2007

As explained in the response to comment 1, above, although these additional steps to conversion were not set forth in the Company’s Form S-1 registration statement, we do not believe these additional steps are inconsistent with the Form S-1 disclosure. The Form S-1 simply stated that in order to convert, the holder had to both vote “no” and request conversion. It did not discuss the mechanics of the conversion process. Ithaka therefore does not believe the procedures detailed in the proxy statement cause any liabilities to itself or its stockholders. Accordingly, no further disclosure has been added.

3.	Clarify whether there is any cost associated with tendering the physical shares or other requirements to elect conversion, For example, is there a cost associated with converting shares held in street name into physical shares? We may have further comment.

We have been informed by Ithaka’s transfer agent that there is a nominal cost associated with this conversion process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $35 and it would be up to the broker whether or not to pass this cost on to the converting holder. Because this is a nominal amount that may or may not be charged to the actual holder, no further disclosure has been added.

4.	We note the Form 8-K filed on December 6, 2006 includes a Revised Investor Presentation and indicates that the Investor Presentation will be distributed to the company’s stockholders as well as other persons interested in purchasing Ithaka securities. We note that the company addresses the worldwide estimated annual incidence, worldwide annual disposable market opportunities for cleared and off-label uses, a leveraged sales model indicating projections for 2007 (covering hospitals, installed systems, catheters/system/month, total catheters and average price/catheter), a targeted financial performance showing 70+% gross margin and 20+% operating margin and an investment highlight of $3 billion total addressable market worldwide based on intended future clearances and indications. It appears that this information may be material to Ithaka’s stockholders. We also note that the noted information does not appear in the proxy statement filed on January 16, 2007. Please advise us or revise to make the appropriate changes. We may have further comment.

The information regarding market size, expected margins, incidents of treatable disorders and other estimates has been cross-checked as between the Revised Investor Presentation in the 8-K filed on December 6, 2006 and the proxy. The proxy statement has been revised so as to be consistent with the Investor Presentation. Specifically, see “Alsius Overview” on page 109, “Maintaining Normal Temperature or Therapeutic Normothermia” on pages 111 and 112, “Other Therapeutic Normothermia Market Applications” on page 112 and “Alsius’s Strategy” on pages 114 and 115.

5.

We note that the disclosure relating to Alsius’ financial projections throughout your preliminary proxy assume the consummation of the merger and availability of Ithaka funding and, further, that such projections were used for various purposes by various

Mr. John Reynolds

March 20, 2007

parties, including valuation of Alsius and determination that the 80% test was met. Please disclose how such an assumption is consistent with the disclosure in Ithaka’s IPO prospectus, which indicated that the company acquired would have a value of at least 80% of net assets, not that the combined company would meet this 80% test, Please advise. To the extent that it is inconsistent, please disclose the potential consequences, including any liabilities, to the company and its stockholders. We may have further comment.

We have inserted a new sub-section, entitled “Satisfaction of 80% Test” on page 64 of the proxy statement that we believe addresses the issues raised by this comment. We do not believe there is any inconsistency with the disclosure in Ithaka’s IPO prospectus and, therefore, have not disclosed any potential liabilities or other consequences to Ithaka and its stockholders.

6.	We note your response and the amended disclosure relating thereto throughout your preliminary proxy with respect to Mr. Brooke’s profit interest in the investments of the MPM funds, but that was not the disclosure requested by the Staff. We therefore reissue comment two from our letter of December 15, 2006 and expand upon it.

We note your disclosure that the “Ithaka board of directors concluded that the merger agreement with Alsius is in the best interests of Ithaka’s stockholders.” We also note that Ithaka’s Chairman and CEO was at the time of negotiating the proposed merger with Alsius a venture partner of an entity that manages the 33% owner of Alsius.

At every instance of the assertion that Ithaka’s board of directors has concluded that the merger agreement with Alsius is “in the best interests of Ithaka’s stockholders,” including your letter to shareholders, please disclose the amount of consideration to be paid to all entities in which Mr. Brooke and each of your other officers and directors carries a direct or indirect economic interest on both an individual and aggregate basis, both in terms of shares to be received and the market value of such shares based upon the most recent closing price of Ithaka’s common stock prior to the filing of your next amendment.

Additionally, include the value of shares acquired, both pre- and post-IPO, as well as the value of all warrants, based on the last closing price of Ithaka’s common stock prior to filing your next amendment.

Please supply the Staff with the basis for such calculations, including the names of all entities and a specific description of the particular economic interest in each case, specifically identifying whether each round of bridge financing consummated in 2006 (as well as any that have been consummated in 2007) is reflected in such amounts.

We have made the requested additional disclosure at all places in the Notice of Meeting (there is no letter to stockholders) and proxy statement where it is stated that the board of directors of Ithaka has concluded that the merger agreement is in the best interests of Ithaka’s stockholders.

Mr. John Reynolds

March 20, 2007

The information requested regarding Mr. Brooke’s economic interests in the MPM funds and how they translate into his receipt of consideration in the acquisition of Alsius has also been detailed in the disclosure.

We will supplementally provide to the Staff spreadsheets that show the basis for the calculations and the other information requested in the comment.

7.	We also note your disclosure on page 48 that “Mr. Brooke was not aware of the…investments of the MPM funds in Alsius at the time of Ithaka’s IPO. By the time that discussions between Ithaka and Alsius were initiated in July 2006, Mr. Brooke had learned of the investments of the MPM funds in Alsius but did not know of their extent or detail nor did he have any knowledge about Alsius or its business.”

Please include such statements in your letter to shareholders directly behind the statements to be added in response to comment six above.

The additional disclosure has been included in the Notice of Meeting as requested.

8.	We refer to the disclosure contained on page 48 quoted in the preceding comment. Please disclose the manner by which Mr. Brooke became aware of the MPM investments, including the date and name(s) of the parties from whom he was first made aware.

The requested information has been added to “Background of the Merger” beginning on page 49. The disclosure in this section and others details when and how Mr. Brooke learned about Alsius.

9.	In light of Mr. Brooke’s having been a venture partner of MPM Capital, please discuss in both your preliminary proxy the reasons why “Mr. Brooke was not aware of the investments of the MPM funds in Alsius at the time of Ithaka’s IPO” as you disclose throughout your document. Were there no materials provided to him as a partner of MPM Capital that noted the investments?

The revised disclosure that is now in the Notice of Meeting and various other sections explains Mr. Brooke’s role as a venture partner in MPM Capital and the fact that, while he may have received materials from MPM that mentioned Alsius, he was not specifically aware of Alsius until he was contacted in connection with Alsius’s efforts to pursue a transaction with a SPAC.

10.	We again refer to your disclosure that “Mr. Brooke was not aware of the investments of the MPM funds in Alsius at the time of Ithaka’s IPO.” We also note that Mr. Brooke is designated to retain his position as Chairman of the Board upon any consummation of the proposed merger.

Mr. John Reynolds

March 20, 2007

Please provide affirmative disclosure in your preliminary proxy as to the potential for conflicts of interest and related party transactions arising in the future as a result of the proposal to retain Mr. Brooke in his position as Chairman, especially in light of the occurrence of such conflicts of interest and related party transactions presented by Mr. Brooke’s dual role in the proposed transaction with Alsius.

We do not believe there is any realistic potential for conflicts of interest that would arise out of the retention of Mr. Brooke as Chairman after the merger because the only interest in Ithaka or Alsius that either MPM or Mr. Brooke will then have is the single interest of being a stockholder of Ithaka. Further, as disclosed in the proxy statement, Mr. Brooke has severed all of his relationships with MPM except that he continues to hold the investment interests in the various MPM entities that were not terminated as a result of such severance, including the interest in an entity that holds an interest in Alsius. Finally, it should be noted that Mr. Brooke’s very small indirect interest in Alsius (which equates to approximately one-hundredth of one percent of the merger consideration to be issued to Alsius investors) would be highly unlikely to influence him to act in a manner that is contrary to his direct interest in Ithaka, which is many times larger.

We also do not believe that Mr. Brooke played any “dual role” in the transaction with Alsius. All of his actions in connection with the transaction have been and will be taken on behalf of Ithaka in his role as Chairman and officer and in accordance with the duties that he owes to Ithaka and its stockholders by virtue of such positions. He did not, does not, and will not represent Alsius or MPM in any manner whatsoever in this transaction and the indirect interest that he holds in Alsius through his interest in MPM is so miniscule in comparison to the interest that he holds in Ithaka as to belie the possibility of any conflict to his obligations to Ithaka and its stockholders. Accordingly, we do not believe that any disclosure along the lines the Staff suggests is required, particularly as Mr. Brooke’s interest in Alsius through his interest in MPM is disclosed in many places throughout the proxy statement.

11.	We note your response to comment three from our letter of December 15, 2006. Please discuss in your preliminary proxy the dates of all communications between Paul Brooke, your chairman and chief executive officer since inception, and Kurt Wheeler, one of Alsius’ directors, with respect to Alsius, We note Messrs. Brooke’s and Wheeler’s common relation through the MPM.

The requested information has been added to the “Background of the Merger” disclosure that begins on page 49.

12.	We reissue comment four from our letter of December 15, 2006. We note the amended disclosure which you cross reference in your response to this comment but such amended disclosure does not appear to cover the relation between Messrs. Brooke and Wheeler.

Please disclose all affiliations, relationships, connections, or otherwise between any officer, director, and shareholder of Ithaka with any officer, director, and shareholder

Mr. John Reynolds

March 20, 2007

of Alsius in both the letter to shareholders to be attached to the Schedule 14A and the summary section of such document. We may have further comment.

The only relationships that any officer, director or stockholder of Ithaka has with any officer, director or shareholder of Alsius that is known to the officers and directors of those companies are as follows:

(a) Kurt Wheeler, a director of Alsius, is a general manager of several of the MPM funds that hold investments in Alsius.

(b) William M. Greene, also a director of Alsius, is also a representative of MPM on Alsius’s board.

(c) Mr. Brooke holds a limited partnership interest in another of the MPM funds that holds investments in Alsius, which equates to approximately one-hundredth of one percent of the merger consideration to be issued to Alsius investors. Mr. Brooke also has a profit interest as a former MPM venture partner. That profit interest is without value as to the MPM investments in Alsius because the const of those investments is greater than the value of the shares of Ithaka stock that the MPM entities would receive as a result of the merger.

As explained in the proxy statement, Mr. Brooke did not work on or discuss Alsius with either Dr. Greene or Mr. Wheeler prior to the initiation of discussions regarding the merger in July 2006.

The information in the proxy statement and the Notice of Meeting has been expanded to disclose these relationships.

13.	We note your response to comment five from our letter of December 15, 2006 that “No affiliations or other material relationships as described in Item 404(b) of Regulation S-B exist between any officer, director or, to Ithaka’s or Alsius’s knowledge, shareholder of either Ithaka or Alsius with any officer, director or shareholder of Leerink Swann & Co. Inc,”

Since Item 404(b) is an exclusion from disclosure, clarify your response. Additionally, please advise the Staff of all affiliations, relationships, connections, or otherwise between any officer, director, and shareholder of each Ithaka and Alsius with any officer, director, and shareholder of Leerink Swann & Co., Inc. whether covered by Item 404(b) or not.

We supplementally advise the Staff that, to the best of our knowledge, there are no affiliations, relationships, connections or otherwise between any officer, director or shareholder of either of Ithaka or Alsius, on the one hand, and any officer, director or shareholder of Leerink Swann & Co., Inc. (“LSC”), on the other hand, whether or not required to be disclosed under Item 404(b). Accordingly, we have deleted the word “material” from the disclosure that was previously on page 45 and is now on page 51.

Mr. John Reynolds

March 20, 2007

We also supplementally advise the Staff that LSC has participated or is participating as a co-manager in completed or pending underwritings for two issuers, Northstar Neuroscience (IPO completed in May 2006) and Helicos Biosciences (Form S-1 registration statement filed on February 28, 2007), that have two common venture capital investors and common directors with Alsius (in the case of Northstar Neuroscience) and one common venture capital investor with Alsius and Ithaka (in the case of Helicos Biosciences). These projects are completely unrelated to Alsius or LSC’s services to Alsius.

14.	We reissue comment six from our letter of December 15, 2006. We note your response, as well as the amended disclosure contained in your preliminary proxy but are unable to reconcile them when considered together.

For example, your disclosure states: “as a result of a conference call held on June 23, 2006, Alsius requested that Leerink Swann & Co., Inc. (“LSC”), one of the underwriters for the proposed initial public offering, contact specified purpose acquisition companies (SPACs), such as Ithaka, to solicit expressions of interest in a potential business combination transaction.

Following a further conference call on June 28, 2006 between Alsius and the underwriters to discuss market conditions, LSC contacted, in accordance with Alsius’s directives, representatives of a number of SPACs, including Paul Brooke, one of our directors. Mr. Brooke was initially contacted on July 5, 2006 by means of a conference call at which a brief overview of Alsius and its business model were discussed.”

However, we additionally note that the engagement letter between Leerink Swann and Alsius was executed on July 14, 2006, apparently nine days after, as you disclose, “Mr. Brooke was initially contacted” with respect to Alsius, an entity in which he knew he already held a financial interest.

Accordingly, we reissue and expand.

In light of Mr. Brooke’s affiliation with Alsius which apparently existed prior to Ithaka’s IPO, please disclose the reason(s) Leerink was engaged as a “financial advisor” for the transaction. Specify in detail the services for which Leerink was engaged and explain why it was necessary to engage Leerink since it appears Mr. Brooke was already affiliated with Alsius, had already been introduced to Alsius, and was already aware of his and his firm’s financial interest in Alsius.

We may have further comment.

Mr. Brooke had no personal involvement with Alsius prior to being contacted in connection with Alsius’s efforts to pursue a transaction with a SPAC nor, prior to this introduction, was he aware of Mr. Wheeler’s or Dr. Greene’s relationships with Alsius or was either of them aware of Mr. Brooke’s relationship with Ithaka. Ithaka and Alsius therefore had no prior connection or knowledge of one another through the connections that Messrs. Brooke,

Mr. John Reynolds

March 20, 2007

Wheeler and Greene had through MPM. Thus, the implication in the last paragraph of this comment that it was unnecessary for Alsius to engage LSC because of a pre-existing relationship between Alsius and Ithaka is inaccurate.

LSC’s engagement was not limited to Ithaka in particular. We supplementally advise the Staff that LSC was engaged to contact, and did contact, a number of SPACs on behalf of Alsius and assisted Alsius in preliminary discussions with SPACs other than Ithaka. We also supplementally advise the Staff that, given, among other things, LSC’s preexisting relationship with Alsius as an underwriter of Alsius’s proposed initial public offering, LSC began providing financial advisory services to Alsius before it was formally engaged pursuant to an engagement letter.

We have revised the disclosure on pages 50 and 51 of the proxy statement to clarify the disclosure with respect to the points raised in this comment.

15.	In light of the apparent conflicts of interest and related party transactions present in the proposed merger with Alsius, please clarify the basis for use of the term “arm’s-length” at every instance of such term in your preliminary proxy.

We believe that no change is necessary in response to this comment. It is the entire board of directors that makes Ithaka’s determinations with regard to the proposed merger and other matters, of which Mr. Brooke is only one of three members. Furthermore, as discussed above, Mr. Brooke has been acting, and will continue to act, in regard to the transaction with Alsius solely on behalf of Ithaka and its stockholders. The mere existence of his exceedingly minor interest in Alsius does not make the board’s, or his, for that matter, actions any less arm’s-length than if such interest never existed. Accordingly, we have not deleted the references to arm’s-length in the proxy statement.

16.	We note a number of blank spaces throughout the prospectus. Please fill in such information that is currently known and update as necessary in subsequent amendments. We direct your attention to the market price, conversion price, and holders of record as examples.

We have made the changes requested by this comment. We intend, however, to update these items as of the record date in the definitive proxy statement.

17.	We note your response to comment 17. Supplementally advise us how under Ithaka’s by-laws and state law, addressing the appropriate sections of state law, the directors have the power to postpone the meeting prior to its being convened.

We have now included a proposal regarding adjournment of the meeting in the proxy statement for presentation to Ithaka’s stockholders and have deleted references to the possibility of the meeting being postponed before it is convened, as postponement will no longer be necessary. Accordingly, no other changes in response to this comment are required.

Mr. John Reynolds

March 20, 2007

18.	We reissue comment 10 from our letter of December 15, 2006. We note your response that the Merger Agreement is being amended but it does not appear that you have included the amended agreement with your preliminary proxy materials or announced that it was to be amended in any filing made by the company. Accordingly, we reissue and expand.

We note that one of the conditions contained in the merger agreement is the effectiveness of the Form S-4 initially filed on November 1, 2006, In your Schedule 14A, please disclose the impact of the inability to register such shares upon the proposed merger, Alsius, Ithaka, and their respective shareholders.

Further, please provide the Staff with an analysis as to the company’s need to disclose that the Merger Agreement with Alsius is to be amended, including the deadline for disclosing such development according to the federal securities laws.

The Merger Agreement was amended on February 23, 2007 and the amendments are described in the proxy statement at page 75. At such time, when we were anticipating imminent receipt of the comments from the Staff to the proxy statement that had been filed on January 16, 2007, we didn’t consider any of the amendments to be material. However, because of the passage of time, the amendment of Section 8.1(a), which changed the date by which the merger had to be accomplished from March 15, 2007 to August 23, 2007, became material. Accordingly, on March 14, 2007, Ithaka filed a Current Report on Form 8-K to report the amendment.

Disclosure has also been added to page 75 in response to the second paragraph of this comment.

19.	We note the addition of Annex to your preliminary proxy. Please advise the Staff and clarify within the Annex, what the chart contained on page D-2 represents. Provide an aggregate total for such chart. Further, please include a separate chart noting the shares to be paid to parties in which any of your officers and directors have or had a financial interest. Finally, in each chart, please include a column noting the value of such shares based on the last closing price of Ithaka prior to filing your next amendment.

The chart contained on page D-2 of Annex D was a typographical error that repeated information contained on page D-1. Page D-2 has been deleted. We have incorporated each of your comments into a revised chart that can be found on page D-1 of the proxy. This chart demonstrates how the merger consideration will be distributed among Alsius’s shareholders and noteholders (both the initial consideration and the Milestone Shares) both in terms of number of shares and value based on the closing price of Ithaka’s stock on the recent date indicated. In addition, a footnote has been added discussing Mr. Brooke’s small interest in shares to be issued to MPM Asset Management Investors 2000B LLC and stating that he is the only Ithaka officer or director who has any interest in Ithaka’s shares to be issued in the merger.

Mr. John Reynolds

March 20, 2007

Summary, page 1

20.	We reissue comment 20 from our letter of December 15, 2006, We note your response that “the requested disclosure has been made on pages 13, 43, and 67 of the proxy” but the Staff was unable to find any disclosure other than the additional description of those who are to receive the bonuses as being persons “who have provided valuable services to Alsius.” Accordingly, we reissue.

We note the disclosure “Upon consummation of the merger, Ithaka will contribute to Alsius $3,000,000 in cash, to be used for bonus payments to Alsius’ management, employees and/or consultants to Alsius as the Alsius’ board of directors may determine in its sole judgment” and up to $2 million additional for the next three years.

We note the disclosure contained in Alsius’ amended Form S-1 (on file at the time you disclose that discussions were taking place between Ithaka and Alsius) that it had “not reported an operating profit for any year since [its] inception, and… [had] accumulated losses of $58.4 million” through December 31, 2005.

We note your disclosure that Alsius had accrued an additional $12,751,000 loss during the first nine months of 2006, to arrive at a total accumulated deficit of approximately $71,151,000 as of September 30, 2006.

In light of Alsius’ historical financial performance and inability to complete its IPO, please specifically clarify throughout your Schedule 14A the reason(s) why Ithaka has agreed to provide $3 million cash in bonus payments up front and $2 million cash over the next three years with respect to each category identified as eligible for such payments.

In the venture capital industry, it is very common to provide management incentive bonuses upon consummation of an acquisition transaction, particularly where management’s existing stock options have no economic value, as in the case of Alsius.

When Alsius and Ithaka agreed on their merger, the boards of both companies agreed to implement the version of the management incentive plan described in the proxy. Both boards feel that Alsius’s executives and key consultants have made valuable contributions, through a long product development and regulatory approval cycle to bring Alsius’s products to market. As explained in the proxy, Ithaka and Alsius’s boards believe that Alsius has achieved commercial traction, and that prior losses are the expected result of the product development and regulatory approval process of an emerging medical technology company. Both boards believe that the management incentive plan is vitally important to incentivize the employees and consultants who will contribute to Alsius’s growth.

The disclosure has been revised to explain the foregoing and to better detail how the management incentive plan works, including how payments will be made to specific employees and consultants. See pages 76 through 78, in particular.

Mr. John Reynolds

March 20, 2007

21.	We reissue comment 21 from our letter of December 15, 2006. We note your response that additional disclosure has been added to the proxy statement but not all individuals were specifically identified. Accordingly, we reissue and expand.

In connection with the preceding comment, please affirmatively clarify the individuals/entities that would be considered for such payments, especially with respect to “consultants.” Clarify the categor(ies) (“management, employees, non-employee directors, or consultants”) in which each recipient is considered to be.

Please see the revised disclosure on pages 76 through 78, which details how the management incentive plan works, including how payments will be made to specific employees and consultants.

Summary of the Proxy Statement

22.	Please revise update your disclosure which indicates the amount of funds remaining outside of the trust and the amount of accounts payable and accrued expenses payable.

The referenced disclosures have been updated as requested.

The Parties, page 9

23.	We note your response to comment 24. Please revise the disclosure later in the proxy statement to indicate the basis for your expectation for the off label use to treat cardiac arrest to increase.

The disclosure has been revised in the discussions of risk factors and Alsius’s business to make clear that Alsius has no way of accurately determining the amount of off-label use of its products in the United States because it does not track such use in any systematic way and does not market its products in the United States for such use. The disclosure has also been clarified to state that Alsius knows that off-label use is occurring due to the anecdotal reports from physicians and hospitals in the United States regarding their off-label use of the products, particularly to treat cardiac arrest. Alsius’s belief that off-label use to treat cardiac arrest is occurring in the United States is also based on the fact that Alsius is cleared to sell its products to treat cardiac arrest in Europe and other international markets, and the use of Alsius’s products for cardiac arrest has increased in such markets. In addition, because the American Heart Association guidelines have affirmatively recommended hypothermia to treat cardiac arrest, Alsius is aware that there is significant interest in using its products for this purpose in the United States.

Ithaka Inside Stockholders, page 12

24.

We note your added disclosure on page 12 that any purchases of Ithaka’s common stock by Messrs. Brooke and Hecht prior to a vote by shareholders “would be made for the purpose of increasing the Ithaka Insider Stockholder’s investment in Ithaka

Mr. John Reynolds

March 20, 2007

because of his confidence in the Alsius business . . .[and that they will] vote all shares so purchased in favor of the merger.”

In the same location, please disclose all communications sent and received by the company, its representatives, and management with any other party with respect to any stockholder’s intention to vote against the proposed transaction with Alsius.

Neither Ithaka nor any of its officers and directors or, to their knowledge, any of Ithaka’s representatives have had any communications as to any other party’s intentions regarding voting on the matters to be presented to the special meeting. Accordingly, no additional disclosure appears to be required on this point at this time. If, prior to the meeting, any of such persons becomes aware of such intentions on the part of a third party, particularly intentions to vote against the merger, Ithaka will make a determination of what action, if any, is to be taken, based upon the facts and circumstances that then exist, including materiality.

25.	In connection with the preceding comment, please disclose how Messrs. Brooke and Hecht may ever be considered to be “not aware of any material nonpublic information regarding Ithaka or its securities” if they have nonpublic information regarding any stockholder’s intention with respect to voting on the proposed transaction with Alsius, as you disclose would be a requirement of any purchases by Messrs. Brooke and Hecht pursuant to a 10b5-1 plan.

A requirement for the adoption of a 10b5-1 plan is that the adopter must not be in the possession of material nonpublic information regarding the issuer or its securities at the time the plan has been adopted. As yet, no plan has been adopted by either Mr. Brooke or Mr. Hecht. As stated above, they have not had any communications regarding, and hence have no knowledge of, any stockholder’s intention with respect to voting on the proposed transaction with Alsius. Should they become aware of such information prior to adopting a plan, and should such information be material and not disclosed to the public prior to the adoption of a plan, neither Mr. Brooke nor Mr. Hecht would adopt a plan until the information is made public or becomes non-material. Accordingly, we do not believe any disclosure is now required with respect to what is essentially a hypothetical matter.

26.	Please specifically disclose how Messrs. Brooke and Hecht may “engage in other permissible public market purchases, as well as private purchases, of Ithaka securities at anytime prior to the special meeting of stockholders” outside of Rule 10b5-1.

We have revised the disclosure on page 13 to make it clear that Messrs. Brooke and Hecht may engage in other permissible purchases of Ithaka securities only during periods when they are not in possession of any material non-public information. Since Rule 10b5-1 merely provides a safe-harbor, purchases may still be made outside of the rule if the purchasers are not in possession of material inside information.

27.	Please advise the Staff of any such plans, negotiations, agreements, arrangements, or otherwise surrounding purchases outside of Rule 10b5-1.

Mr. John Reynolds

March 20, 2007

At this time, there are no plans, negotiations, agreements, arrangements or otherwise surrounding purchases outside of Rule 10b5-1.

Alsius Bonuses, page 13

28.	In order to be consistent with your response to our prior comment 86, please revise your filing here and on pages 43 and 67 to clarify that only $1.2 million of the $3 million bonus is earned at the date of the transaction. Also, revise to clarify the nature and term of the future service requirements as well as any recourse held by the company for the $1.8 million in advance bonus payments. Finally, revise to clearly state that the $3 million bonus will be paid upon consummation of the transaction, consistent with your disclosure on page 60.

The disclosure has been revised in each section where the plan is discussed to clarify how the management incentive plan works, and the specific payments expected to be made to Alsius employees, consultants and two non-employee Alsius board members (see pages 76 through 78). The revised disclosure clarifies that the amount payable under the bonus plan is a total of $5 million, $3 million of which is payable upon the closing of the merger and up to $2 million of which is payable during the 3 fiscal years after the merger if certain revenue targets are met.

The disclosure also clarifies the requirements that must be satisfied for an individual to receive a bonus under the plan. For the initial bonus payment upon the closing of the merger, which Alsius and Ithaka view as compensation for prior services, an individual must: (i) waive any change of control benefits he or she has, and (ii) for certain listed executives, the executive must agree to remain in service to Alsius at least through December 31, 2007. Alsius’s recourse if these requirements are not satisfied is not to pay the bonus. For subsequent bonus payments for the 3 fiscal years following the merger, Alsius must achieve the stated revenue targets and it is anticipated that the individual must remain employed when the bonus is paid. If these requirements are not met, then again Alsius’s recourse is not to pay the bonus.

Fairness Opinion, page 14

29.	We note the statements in this section regarding the limitations set forth in the fairness opinion and the statements made in the fairness opinion the fairness opinion is addressed only to the board of directors. Because it is inconsistent with the disclosures relating to the opinion, the limitations in the fairness opinion should be deleted, Capitalink has consented to the fairness opinion being included with the proxy statement and therefore shareholders should be able to rely upon such opinion. We may have further comment.

Capitalink does not view its consent to the fairness opinion being included with the proxy statement as intent to allow shareholders to rely on it directly. The opinion was issued to Ithaka’s board of directors and is included in the proxy statement to give a reader an understanding of what the board considered in reaching its own opinion, on which a shareholder may rely. Further, we have been advised by Capitalink that it has no responsibilities to any person or entity other than Ithaka’s board of directors in respect of the fairness opinion under the laws of the State of Florida, which are the laws that govern under its engagement letter with Ithaka. However, we have revised the disclosure on page 15 of the proxy statement that addresses this issue to more fully explain the intended use of the fairness opinion. We note that the revised disclosure language has been found by the Staff to be acceptable in a number of other proxy statements with respect to which this issue has been raised, e.g., Arpeggio Acquisition Corp. (now called Hill International, Inc.).

Mr. John Reynolds

March 20, 2007

Escrow Agreement, page 14

30.	In this section, please provide a detailed discussion of the conflicts inherent in appointing Messrs. Brooke and Hecht to determine whether to assert an indemnification claim against Alsius and the escrow shares.

While we don’t believe that there are any inherent conflicts of interest in the situation you posit, we have revised the disclosure to address the issue.

31.	In this section, please provide a detailed discussion of the conflicts inherent in your determination to set aside only 10% of the consideration shares as the sole remedy for the obligation of the security holders of Alsius to indemnify and hold harmless Ithaka for any damages, whether as a result of any third party claim or otherwise.

Here, too, we don’t believe there are any inherent conflicts but we have revised the disclosure to address how the determinations regarding indemnification were made.

Interests of Ithaka Directors and Officers in the Merger, page 17

32.	We reissue comment 32 from our letter of December 15, 2006. We note your response but it does not fully respond to the Staff’s comment. Please provide us with a detailed legal analysis as to the sufficiency of the measures taken to ensure compliance with Rule 10b5-1.

Messrs. Brooke and Hecht and John M. Glazer purchased 1,250,000 warrants for an aggregate purchase price of $637,500 (or $0.51 per warrant), pursuant to a binding, written agreement between Messrs. Brooke, Hecht and Glazer and EarlyBirdCapital, Inc. entered into in connection with Ithaka’s IPO. This agreement was structured in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The agreement was entered into by Messrs. Brooke, Hecht and Glazer at a time when they were not in possession of any material non-public information relating to Ithaka (as it was entered into prior to Ithaka completing its public offering). The agreement instructed EarlyBirdCapital, Inc. or another broker broker-dealer to place a limit order for the purchase of (i) a specified amount of securities (up to 1,250,000 warrants), (ii) at a specified maximum price (prices not to exceed $0.70 per warrant) and (iii) at a specified period of time (during the ninety-trading day period commencing on the date separate trading of Ithaka’s warrants commenced). Subject to these limits, the broker had complete discretion as to when the purchases took place and at what prices they were made. Therefore, we believe the trading plan was in full compliance with Rule 10b5-1.

33.	We note that Mr. Brooke has a 2.47% ownership interest in MPM Asset Management Investors 2000B LLC which has a less than a 0.5% interest in the shares of Ithaka stock. Please revise to indicate the approximate amount of Mr. Brooke’s interest in Ithaka stock through his ownership interest in MPM Asset Management Investors 2000B LLC.

The various references to Mr. Brooke’s interest in Ithaka stock through his ownership interest in the noted entity have been revised to provide the requested disclosure.

Mr. John Reynolds

March 20, 2007

34.	We note that the fairness opinion issued by Capitalink, L.C. dated October 3, 2006 previously indicated that that Mr. Brooke has carried an interest in MPM’s investment in Alsius and that “Mr. Brooke has agreed to expressly waive his entitlement to any such interest”. Please indicate that Mr. Brooke previously waived his entitlement to that interest and also indicate when Mr. Brooke revoked that waiver.

It appears that there was a miscommunication between Mr. Brooke and Capitalink that led Capitalink to include in its opinion the statement that Mr. Brooke had agreed to waive his entitlement. What Mr. Brooke actually meant was that, if he were requested to do so, he would waive the entitlement. As no one has asked him to do so, he still is entitled to his small interest in MPM’s investment in Alsius. When this was brought to Capitalink’s attention, Capitalink changed its opinion accordingly. As there has been no waiver, there is no need to disclose a revocation of a waiver.

Alsius’ Selected Historical Financial Information, page 22

35.	We reviewed your revisions in response to our prior comment 34. Please provide us with your calculations supporting the amounts adjusting net income reported to net income available to common shareholders (e.g. deemed dividend, etc.).

The calculation supporting the amounts adjusting net loss to net income (loss) available to common shareholders is provided below (amounts are in thousands of dollars).

2003 Deemed Preferred Stock Dividend ($34,881)

The Series D and E preferred stock contained an anti-dilution provision that resulted in a reduction of the Series D conversion price in the event of a subsequent sale of equity at a price lower than the Series D and E issuance price. As a result of the issuance of the Series F preferred stock in December 2003, the conversion price used to determine the number of shares of common stock into which the Series D and Series E preferred stock are convertible was decreased, which triggered a contingent beneficial conversion feature. The reduction in the conversion price for these series of preferred stock resulted in a beneficial conversion feature aggregating $34,881 ($4,920 for the Series D preferred stock and $29,961 for the Series E preferred stock). The Series D preferred stock was issued in May 2000 and Series E preferred stock was issued in November 2000 and July 2002; accordingly, Alsius applied the provisions of EITF 98-5 to the Series D preferred stock and EITF 98-5 and EITF 00-27 to the Series E preferred stock as determined by the date the preferred stock was issued.

The beneficial conversion feature was limited to the net proceeds assigned to the Series D and E preferred stock because the value of the incremental number of common stock issuable upon conversion as a result of the contingent beneficial conversion feature was greater than the net proceeds. The beneficial conversion feature is

Mr. John Reynolds

March 20, 2007

considered to be a preferred stock deemed dividend, and has been recorded as a decrease in the net loss available to common shareholders in the computation of basic and diluted earnings per share.

2004 Gain on Extinguishment of Preferred Stock ($14,184)

The gain on extinguishment of preferred stock consists of the following:

Series F preferred stock deemed dividend	$(325)
Series E preferred stock deemed dividend	(71)
Gain on extinguishment of Series C-1, Series C-2, and Series D preferred stock	14,724
Redemption of Series D preferred stock beneficial conversion feature	4,920
Preferred stock dividends	(5,064)

$14,184

Each of these components is further described below.

Series F preferred stock deemed dividend ($325)

In May 2004, Alsius modified the liquidation rights of the Series F preferred shareholders to include an additional preference of $3.00 per share. Alsius estimated the fair value of the Series F preferred stock issued in December 2003 immediately before the modification and immediately after the modification in May 2004 in accordance with SFAS No. 123. The $325 incremental value is considered a return to the Series F preferred shareholders, or a deemed preferred stock dividend, and has been recorded as a decrease to the net income available to common shareholders in the computation of basic and diluted earnings per share.

Series E preferred stock deemed divided ($71)

The Series E preferred stock was modified when its conversion rate was changed to one share of common stock for one share of Series E preferred stock concurrent with Alsius’s stock exchange (discussed below); accordingly; Alsius estimated the fair value of the Series E preferred stock immediately before and immediately after the modification in September 2004 in accordance with SFAS No. 123. The $71 incremental value is considered a return to the Series E preferred shareholders and has been recorded as a decrease to the net income available to common shareholders in the computation of basic and diluted earnings per common share.

Gain on extinguishment of Series C-1, Series C-2, and Series D preferred stock ($14,724)

In September 2004, upon the receipt of approval of Alsius’s shareholders, the Board of Directors authorized and implemented a stock exchange (the “Stock Exchange”) of each share of the Alsius’s issued, outstanding and authorized shares of Series C-1 preferred stock into fifty shares of Series C-D preferred stock, Series C-2 into sixty five shares of Series C-D preferred

Mr. John Reynolds

March 20, 2007

stock, Series D preferred stock into seventy seven and one-half shares of Series C-D preferred stock and Series E preferred stock into sixty nine shares of Series E preferred stock. Fractional shares resulting from the Stock Exchange were required to be paid in cash.

The extinguishment of the Series C-1, Series C-2 and Series D preferred stock was accounted for in accordance with EITF Topic D-42. The Company estimated the fair value of the Series C-D preferred stock in September 2004 and recorded a $14,724 reduction in its accumulated deficit for the excess of the carrying value of the Series C-1, Series C-2 and Series D preferred stock over the fair value of the Series C-D preferred stock. The carrying value of the Series C-1, Series C-2 and Series D preferred stock was $15,630. This gain represents a return to the common shareholders and has been recorded as an increase in the net income available to common shareholders in the computation of basic and diluted earnings per common share during the year ended December 31, 2004.

Redemption of Series D preferred stock beneficial conversion feature ($4,920)

The extinguishment of the Series D preferred stock also resulted in its $4,920 contingent beneficial conversion feature recorded in December 2003 to be redeemed, which was also recorded as an increase in net income available to common shareholders in the computation of basic and diluted net loss per common share for the year ended December 31, 2004.

Preferred Stock Dividends ($5,064)

The participating preferred stock dividends were calculated based on the dividend rights included in the Eighth Amended and Restated Articles of Incorporation. As a result of the two class method (discussed below), the number of each series of preferred stock outstanding as of December 31, 2004 were multiplied by the dividend rates for the Series A ($8.75), Series B ($40.00), Series C-D ($0.80), Series E ($1.20) and Series F ($0.25) preferred stock.

Amount Allocated to Participating Preferred Shareholders ($5,928)

Alsius calculated the amount allocated to participating shareholders in accordance with EITF 03-6 and SFAS No. 128 utilizing the two-class method.

The net income available to common shareholders prior to consideration of the two class method was $11,028, which equaled the 2004 net loss, minus the Series F and E preferred stock deemed dividends of $325 and $71, plus the gain on extinguishment of the Series C-1, Series C-2 and Series D preferred stock, plus the $4,920 redemption of the Series D beneficial conversion feature.

The $11,028 was first reduced by participating preferred dividends, which was calculated based on the dividend rights included in the Eighth Amended and Restated Articles of

Mr. John Reynolds

March 20, 2007

Incorporation. Specifically, the number of each series of preferred stock outstanding as of December 31, 2004 were multiplied by the dividend rates for the Series A ($8.75), Series B ($40.00), Series C-D ($0.80), Series E ($1.20) and Series F ($0.25) preferred stock. These participating dividends reduce the amount of earnings that are then subject to the allocation between common and preferred shareholders.

Net income available to common shareholders:	$11,028
Less dividends:
Series F	(2,080)
Series E	(1,707)
Series C-D	(1,266)
Series B	(6)
Series A	(6)

Undistributed earnings	$5,963

The allocation of undistributed earnings was then calculated based on the number of common and preferred shares outstanding. The number of common shares used was as of December 31, 2004 and the number of preferred shares used was based on a weighted average for the year. Alsius considered the guidance in paragraph 165 of EITF 03-6 which stated that under the two-class method “the remaining earnings shall be allocated to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed.” Alsius used a weighted average for the purposes of preferred shares as a number of conversions and issuances took place during 2004. As such, the calculation is based on appropriately allocating the earnings during the year based on when the shares would have participated in those earnings.

The undistributed earnings of $5,963 was then allocated to the common shareholders based on their relative proportion of the total shares of common stock and preferred stock, resulting in 0.59% for common shareholders and 99.4% for preferred shareholders. The undistributed earnings of $5,963 times the 99.4% preferred stock proportion results in $5,928 as the “amount allocated to participating preferred shareholders.”

The response above is consistent with the response to SEC Comment No. 24 filed with the SEC on June 16, 2006 related to Alsius’s Registration Statement on Form S-1.

Risk Factors, page 25

36.	We note your discussion of revenues derived from off-label use by customers on page 25. Please clarify in this section how you may describe the revenues earned from such off-label use as “significant” when you also disclose that you have “no way of ascertaining such revenues.”

Please see the discussion of off-label use in the response to comment 23.

Mr. John Reynolds

March 20, 2007

The disclosure has been revised to clarify these details where off-label use is discussed in the risk factors and full business descriptions of Alsius.

37.	We reviewed your response to our prior comment 37. The risk factor you added did not clearly address the risk identified in our comment, thus the comment will be reissued. Please revise to provide a risk factor to address the fact that the warrant holders may not be able to exercise the warrants during the 30-day period (i.e. measurement period) prior to the redemption date as a prospectus may not be current and the warrants may not be exercisable during that period. Due to these circumstances, the warrant holder may receive much less than fair value for the instrument if redeemed by the company.

Because the warrants will not be exercisable without an effective registration statement covering the shares underlying the warrants, Ithaka has determined that it will not call the warrants for redemption unless there is an effective registration statement in place. We have added disclosures to this effect on page 154. As the warrants will not be called for redemption without an effective registration statement, there is no need to modify the language in the risk factor.

38.	We note that you deleted the risk factors addressing “The long sales cycle for Alsius’s system may cause revenue and operating results to vary significantly quarter to quarter and year to year”, “Alsius’s success depends on Alsius’s ability to manage Alsius’s business as its increases the scale of Alsius’s operations”, “Alsius has no experience manufacturing Alsius’s products in large volumes and at a cost that would enable widespread commercial use” and “The funds held in trust and released to Ithaka upon consummation of the merger may not be sufficient for Alsius to operate its business beyond 2007, which may require us to raise additional fund”. Please advise us why you no longer consider these factors a risk to the company or revise as appropriate. We may have further comment.

These risk factors were inadvertently deleted between drafts when they were reordered based on their relative materiality. We have reinserted each of the above risk factors into the section according to what we believe is their relative materiality to the other risk factors.

39.	We note your discussion of Rule 144 on page 34. Please provide the Staff with a legal analysis supporting your view that one-half the shares to be issued to each security holder of Alsius may be sold in the public market one year after the consummation of the merger, with the remaining to be sold 6 months thereafter.

The restrictions imposed by the lock-up arrangements are intended to be in addition to those that are imposed by law, including Rule 144. The referenced disclosure has been revised to make this clear. In the situation referenced in the comment, the number of shares that could be sold in each relevant period would be limited to the lesser of the number allowed by the lock-up arrangement and the number allowed pursuant to Rule 144.

Mr. John Reynolds

March 20, 2007

Background of the Merger, page 44

40.	We reissue comment 49 from our letter of December 15, 2006. We note your response and the added disclosure contained on page 44: “As a result of our reviews and investigations, including preliminary discussions with such companies’ management that were held variously from September 2005 through September, 2006.” Please provide more specificity as to when you began the “efforts and . . . research” that identified over 100 companies.

The referenced disclosure has been revised as requested.

41.	We reissue comment 51 from our letter of December 15, 2006. We note your response and the added disclosure contained on page 44: “preliminary discussions with such companies’ management that were held variously from September 2005 through September, 2006.” Please provide more specificity as to when such discussions took place.

The referenced disclosure has been revised as requested.

42.	We note your response to comment 53. We note your disclosure indicates that preliminary discussions were held from September 2005 through September 2006 and you also indicate that you submitted letters of intent to six companies from January 2006 through August 2006. Please revise to provide a detailed time line concerning Ithaka’s contacts with prospective targets.

The referenced disclosure has been revised as requested.

43.	Please revise to disclose in further detail the matters discussed on the July 13, 2006 and July 17, 2006 conference calls and the meeting held on July 20, 2006.

The referenced disclosure has been revised as requested.

44.	Discuss the negotiations between Ithaka and Alsius between August 17, 2006 and October 3, 2006 in more detail.

The referenced disclosure has been revised as requested.

45.	Please revise to indicate when the company’s directors reviewed the summaries prepared by its own attorney’s of Alsius’s material agreements.

The referenced disclosure has been revised as requested.

46.	We note your response to comment 63 from our letter of December 15, 2006 that you have provided a copy of the projections to the Staff as supplemental information however no such copy appears to have been included with the supplemental packet received. Please advise.

Mr. John Reynolds

March 20, 2007

We believe the projections were in included in the original supplemental binder but nevertheless are providing them supplementally as part of the response to this letter.

Projections Furnished by Alsius to Ithaka, page 48

47.	In response to our prior comment 63, we note you included the projections of Alsius in your filing in lieu of providing them supplementally. We also note that these projections include non-GAAP financial measures. Please revise to reconcile each of your non GAAP financial measures (e.g. gross profit, operating expenses, EBITDA based on non-GAAP measures, etc.) to the most directly comparable financial measure in accordance with Item 10 of Regulation SK.

A table has been included on pages 57 and 58 of the proxy statement that provides the requested reconciliations.

Aggregate Consideration Analysis, page 60

48.	We note your response to comment 82 from our letter of December 15, 2006. At each mention throughout your proxy, please identify the financing company whose debt will be assumed.

We have identified Oxford Finance Corporation and Merrill Lynch Capital as the financing institutions throughout the proxy statement.

Comparable Company Analysis, page 61

49.	We reissue comment 83 from our letter of December 15, 2006. We note your response (“Capitalink also noted that none of the comparable companies discusses the off-label use of Alsius’s products in its most recent filings. Accordingly, no revisions to the disclosure have been made.”) but it does not appear to address the issue raised by the Staff. Accordingly, we reissue.

We note the disclosure on page 61 that “Capitalink identified…nine companies that it deemed comparable to Alsius with respect to their industry sector and operating model. All of the comparable companies provide medial devices for use in acute care settings.” Please disclose which of these companies, if any, earn “significant” revenues from off label use of their products, as you disclose Alsius does.

There was an error in our response to prior comment 83 that you quote above (in parentheses). The first quoted sentence should have read “Capitalink also noted that none of the comparable companies discusses the off-label use of its products in its most recent filings (emphasis added).” We have revised the text on page 70 of the proxy statement properly to address the prior comment and this comment.

As discussed in the proxy statement, the comparable company analysis is based on publicly available information regarding companies that produce products which in Capitalink’s

Mr. John Reynolds

March 20, 2007

professional judgment are as comparable as possible to those of Alsius. As with Alsius, none of these companies in their public filings appeared to break-down revenue as between approved and off-label uses. As disclosed by Alsius, Alsius is unable to track the degree of potential off-label use of its products in the United States.

50.	We reissue comment 84 from our letter of December 15, 2006. We note your response (“Additional disclosure has been added beginning on page 45 of the proxy statement.”) but it is not specific enough to demonstrate how the Staff’s comment has been addressed. Accordingly, we reissue.

We note the disclosure on page 62 that all of the comparable companies are larger than Alsius in terms of revenue. Disclose how management determined that comparisons with such companies would be relevant in light of Alsius’ revenues being, at best, 2.3 times less than the smallest of the comparables and, at worst, 113.8 times smaller than the largest of the noted comparables.

Please refer to our response to comment 49. We have revised the disclosure regarding to this comment in connection with the revisions made regarding that comment.

Unaudited Pro Forma Financial Statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 2 – Pro Forma Adjustments, page 83

51.	We reviewed your response to our prior comment 87. Your response did not appropriately clarify how adjustment “i” is directly attributable to the merger transaction. We note that the warrants may become exercisable upon consummation of the merger, but their cashless exercise is not directly attributable to the merger agreement. This adjustment should be removed from the face of your pro forma income statements. The staff will not object to including this adjustment in a note to your pro forma financial statements with related disclosure indicating this adjustment is not included in your pro forma financial statements.

The adjustment has been removed from the face of the proforma income statement and accompanying notes.

Alsius Management’s Discussion and Analysis of Financial Condition and Results of Operations

Results of Operations, page 119

52.	We reviewed your revised disclosure in response to our prior comment 94. In order to further an investor’s understanding of your cost of revenues, please revise to disclose

Mr. John Reynolds

March 20, 2007

the percentage of cost of revenue attributed to fixed and partially fixed costs for each period presented.

The referenced disclosure has been revised as requested.

Financial Statements

General

53.	Please update your financial statements in accordance with Rule 3-12 of Regulation S-X.

The financial statements have been updated as requested.

Exchange Act Filings

54.	Your current Form 10-K, Forms 10-Q, and other Exchange Act Filings should also be revised to comply with these comments as applicable, specifically those related to enhance disclosure of your warrants and unit purchase option.

The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 filed with the SEC on the date hereof includes disclosure consistent with the amended proxy statement to the extent required by Form 10-KSB. All of the Company’s future Exchange Act Filings, including the Quarterly Reports on Form 10-QSB, will contain disclosure consistent with the amended proxy statement to the extent required by the specific forms in question.

We would greatly appreciate it if the Staff would respond to this filing with its clearance or additional comments by March 30, 2007.

If you have any questions, please do not hesitate to contact me at the above telephone and facsimile numbers.

Sincerely,

/s/ Noah Scooler

Noah Scooler